Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements have been prepared by our management and are based on (a) the historical financial statements of (i) Nexstar Broadcasting Group, L.L.C., our predecessor, (ii) Quorum Broadcast Holdings, LLC and (b) the assumptions and adjustments described below.

The unaudited pro forma condensed consolidated balance sheet gives effect to the following transactions, as if such transactions had taken effect on September 30, 2003:

•	our corporate reorganization and merger with and into Nexstar Broadcasting Group, Inc.,

•	the completion of our public offering and the application of the net proceeds therefrom to redeem the mandatorily redeemable Series AA preferred membership interests of our predecessor Nexstar Broadcasting Group, L.L.C., redeem all of Nexstar Finance Holdings’ senior subordinated notes and partially finance the Quorum acquisition;

•	the completion of the private placement of the 7% senior subordinated notes of $125 million by Nexstar Finance, Inc.;

•	additional borrowings under our amended senior credit facilities; and

•	the acquisition of Quorum.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2002, 2001 and 2000 and the nine months ended September 30, 2003 and 2002 give effect to the above transactions, as if they had occurred at the beginning of such period.

We have included all adjustments, consisting of normal recurring adjustments, which in the opinion of management, are necessary for a fair presentation of the data. We based the pro forma adjustments on available information and on assumptions that we believe are reasonable under the circumstances.

For pro forma purposes, the acquisition of Quorum was accounted for as a combination of entities under common control in a manner similar to a pooling of interests. Common control exists because ABRY Partners through its various funds both before and after merger holds more than 50% of the voting ownership of both Nexstar and Quorum. This conclusion is based on the guidance in FASB Statement No. 141 “Business Combinations” and EITF 02-05 “Definition of ‘Common Control’ in Relation to FASB Statement No. 141”.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Nexstar Broadcasting Group, L.L.C. and Quorum Broadcast Holdings, LLC and the related notes.

NEXSTAR BROADCASTING GROUP, L.L.C.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2003

	Nexstar as of September 30, 2003	Quorum as of September 30, 2003	Pro Forma Adjustments		Unaudited Pro Forma
		(dollars in thousands)
Current assets
Cash and cash equivalents	$51,733	$1,283	$124,920 (53,418 (111,514 (38,098 (60 (7,159 (65,564 (2,000 (1,000 122,700 (197,150 229,500 (800 (700 (34,500 (4,000	(1a) )(2a) )(4b) )(4c) )(4d) )(4e) )(4f) )(4g) )(4h) (6) )(7a) (7b) )(4a) )(4i) )(5) )(3)	$14,173
Accounts receivable, net	28,520	13,819	—		42,339
Current portion of broadcast rights	13,954	10,650	—		24,604
Other current assets	2,644	600	—		3,244

Total current assets	96,851	26,352	(38,843)		84,360
Property and equipment, net	67,253	22,259	—		89,512
Broadcast rights	3,670	4,847	—		8,517
Intangible assets, net	387,409	145,218	(4,038 2,300	)(8) (6)	530,889
Other assets	1,973	163	—		2,136

Total assets	$557,156	$198,839	$(40,581)		$715,414

Current liabilities
Accounts payable and accrued expenses	$9,555	$6,671	$—		$16,226
Current portion of broadcast rights payable	14,121	9,839	—		23,960
Current portion of senior credit facility	1,388	—	(1,388	)(7a)	—
Current portion of long-term debt	—	11,500	(11,500	)(4b)	—
Other current liabilities	10,954	223	—		11,177
Amounts due related parties	—	1,183	(1,183	)(4d)	—

Total current liabilities	36,018	29,416	(14,071)		51,363
Senior credit facilities	195,762	100,014	(195,762 (100,014 229,500	)(7a) )(4b) (7b)	229,500
Senior discount notes	—	31,522	(31,522	)(4c)	—
7% Senior subordinated notes due 2014	—	—	125,000	(6)	125,000
12% Senior subordinated notes due 2008, net of discount	155,313	—	—		155,313
16% Senior discount notes due 2009, net of discount	27,697	—	(27,697	)(5)	—
11 3/8% Senior discount notes due 2013, net of discount	78,997	—	—		78,997
SFAS No. 133 hedge accounting adjustment	3,503	—	—		3,503
Note payable to related party	—	2,000	(2,000	)(4g)	—
Broadcast rights payable	4,008	6,665	—		10,673
Deferred revenue	3,892	—	—		3,892
Deferred tax liabilities	40,316	3,929	—		44,245
Preferred units subject to mandatory redemption	53,418	107,263	(53,418 (65,564 (41,699	)(2a) )(4f) )(4i)	—
Common units subject to mandatory redemption	—	1,500	(1,500	)(4i)	—
Other liabilities	4,239	9,046	—		13,285

Total liabilities	603,163	291,355	(178,747)		715,771
Redeemable common units	8,298	—	(8,298	)(2b)	—
Minority interest in consolidated entity	2,883	—	—		2,883
Members’ interest or stockholders’ equity
Contributed capital	118,685	96,925	(118,685 — (96,925	)(2b) (4e) )(4a)	—
Class A common stock	—	—	101 4 31	(1b) (4a) (4i)	136
Class B common stock	—	—	1 133	(4d) (2b)	134
Class C common stock	—	—	14	(2b)	14
Additional paid-in capital	—	—	124,819 118,552 96,121 8,284 42,468 1,122	(1c) (2b) (4a) (2b) (4i) (4d)	391,366
Retained earnings (accumulated deficit)	(175,873)	(189,441)	(3,754 (2,822 (7,159 (2,044 (4,038 (4,759 (1,000 (4,000	)(4c) )(4c) )(4e) )(5) )(8) )(5) )(4h) )(3)	(394,890)

Total members’ interest or stockholders’ equity	(46,007)	(92,516)	138,166		(357)

Total liabilities, redeemable preferred and common units and members’ interest or stockholders’ equity	$557,156	$198,839	$(40,581)		$715,414

See notes to unaudited pro forma condensed consolidated balance sheet.

NEXSTAR BROADCASTING GROUP, L.L.C.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2003

(dollars in thousands)

(1)	To record the impact of the sale of Class A common stock reflects:

(a)	net cash proceeds of $124.9 million from the offering used to repay the 16% senior discount notes, to redeem certain equity interests and used to partially finance the Quorum acquisition,

(b)	par value of common stock, and

(c)	additional paid-in capital.

(2)	To record the effect of our corporate reorganization as of September 30, 2003:

(a)	To redeem mandatorily redeemable 15% Series AA preferred membership interests of $53.4 million, including accrued yield and premium of $1.6 million.

(b)	To record the effect of the reorganization by allocating contributed capital of $118.7 million and redeemable common units of $8.3 million to the three classes of common stock.

(3)	To record the impact of paying a $4.0 million success fee to Perry A. Sook, our chief executive officer.

(4)	To record the effect of the Quorum acquisition as of September 30, 2003:

(a)	To record the impact of converting common units of Quorum of $96.1 million into Class A common stock and repurchase of units of $0.8 million from former or departing senior executive employees of Quorum, primarily the chief executive officer.

(b)	To record the impact of repaying Quorum’s existing revolving credit facility of $40.4 million and term loan facility of $71.1 million, for a total of $111.5 million. As of September 30, 2003, $11.5 million was classified as current liabilities.

(c)	To record the impact of repaying Quorum’s 15% senior discount notes for a total of $38.1 million, including the associated call premium of $2.8 million and the acceleration of amortization of $3.8 million. As of September 30, 2003 the accreted balance amounted to $31.5 million.

(d)	To record the impact of converting an accrued management fee of $1.1 million into 80,230 shares of Class B common stock and paying approximately $0.1 million for an accrued management fee payable to ABRY Partners, L.L.C.

(e)	In connection with the Quorum acquisition, we will pay Quorum’s departing chief executive officer a discretionary severance payment of up to $7.2 million.

(f)	To record the impact of redeeming preferred membership interests of Quorum for a total of $65.6 million, including accrued yield and premium of $1.3 million.

(g)	To record the impact of repaying a $2.0 million note owed to Victor Rumore, the owner of VHR.

(h)	To record the impact of paying $1.0 million of other costs related to the Quorum acquisition.

(i)	To record the impact of converting preferred membership interests of Quorum of $41.7 million and redeemable common units of Quorum of $0.8 million into Class A common stock. The remaining redeemable common units of Quorum will be purchased for approximately $0.7 million from unaffiliated third party investors.

(5)	To record the impact of repaying Nexstar’s 16% senior discount notes for a total of $34.5 million, including the associated call premium of $4.8 million. As of September 30, 2003 the accreted balance of the senior subordinated notes amounted to $27.7 million. The excess of liquidation preference over carrying value of $2.0 million had been recorded to retained earnings.

(6)	To record the impact of the completion of the offering of senior subordinated notes of $125.0 million net proceeds aggregate principal by Nexstar Finance, excluding fees of $2.3 million.

(7)	To record the effect of Nexstar’s senior credit facilities refinancing:

(a)	To record the impact of repaying Nexstar’s existing term loan facility of $130.0 million, Mission’s existing term loan facility of $55.0 million and Mission’s revolving credit facility of $12.2 million, for a total of $197.2 million.

(b)	To record the impact of borrowing $140.0 million under Mission’s term loan facility, $55.0 million under Nexstar’s term loan facility and $34.5 million under Nexstar’s revolving credit facility, for a total of $229.5 million.

(8)	To record the impact of the write-off of debt issuance costs of $4.0 million, resulting from the redemption of Nexstar’s 16% senior discount notes ($0.9 million) and the extinguishment of the bank agreement ($3.1 million).

NEXSTAR BROADCASTING GROUP, L.L.C.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2003

	Nexstar (1)	Quorum(2)	Pro Forma Adjustments		Unaudited Pro Forma
	(amounts in thousands, except per unit and per share data)
Net broadcast revenue	$93,781	$47,328	$—		$141,109
Trade and barter revenue	8,365	5,834	—		14,199

Total net revenue	102,146	53,162	—		155,308

Operating expenses:
Direct operating expenses (exclusive of depreciation and amortization shown separately below)	30,528	13,844			44,372
Selling, general and administrative expenses (exclusive of depreciation and amortization shown separately below)	30,264	20,303	—		50,567
Amortization of broadcast rights	11,030	7,091	—		18,121
Depreciation and amortization	21,000	12,060	—		33,060

Total operating expense	92,822	53,298	—		146,120

Income (loss) from operations	9,324	(136)	—		9,188
Interest expense	(40,371)	(8,492)	—		(48,863)
Interest income	471	—	—		471
Other income net	1,403	1,444	—		2,847

Loss before income taxes and minority interest in consolidated entity	(29,173)	(7,184)	—		(36,357)
Income tax (expense)	(1,478)	(946)	—	(3)	(2,424)
Minority interest in consolidated entity	263	—	—		263

Loss before cumulative effect of change in accounting principle	$(30,388)	$(8,130)	$—		$(38,518)

Basic and diluted loss per common unit:
Loss before cumulative effect of change in accounting principle	$(4.38)
Basic and diluted pro forma loss per common share(4):
Loss before cumulative effect of change in accounting principle					$(1.36)
Weighted-average number of common units outstanding used in calculating basic and diluted loss per common unit	6,941
Weighted-average number of pro forma common shares outstanding used in calculating basic and diluted pro forma loss per common share(4)					28,283

See notes to unaudited pro forma condensed consolidated statement of operations.

NEXSTAR BROADCASTING GROUP, L.L.C.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2002

	Nexstar (1)	Quorum(2)	Pro Forma Adjustments		Unaudited Pro Forma
	(amounts in thousands, except per unit and per share data)
Net broadcast revenue	$83,931	$46,456	$—		$130,387
Trade and barter revenue	7,603	5,432	—		13,035

Total net revenue	91,534	51,888	—		143,422

Operating expenses:
Direct operating expenses (exclusive of depreciation and amortization shown separately below)	25,893	12,617			38,510
Selling, general and administrative expenses (exclusive of depreciation and amortization shown separately below)	25,445	19,581	—		45,026
Amortization of broadcast rights	10,825	7,335	—		18,160
Depreciation and amortization	19,690	13,401	—		33,091

Total operating expense	81,853	52,934	—		134,787

Income (loss) from operations	9,681	(1.046)	—		8,635
Interest expense	(28,927)	(18,084)	—		(47,011)
Interest income	95	—	—		95
Other income (expense), net	(2,366)	386	—		(1,980)

Loss before income taxes and minority interest in consolidated entity	(21,517)	(18,744)	—		(40,261)
Income tax benefit (expense)	2,685	(2,957)	—	(3)	(272)

Loss before cumulative effect of change in accounting principle	$(18,832)	$(21,701)	$—		$(40,533)

Basic and diluted loss per common unit:
Loss before cumulative effect of change in accounting principle	$(3.03)
Basic and diluted pro forma loss per common share(4):
Loss before cumulative effect of change in accounting principle					$(1.43)
Weighted-average number of common units outstanding used in calculating basic and diluted loss per common unit	6,206
Weighted-average number of pro forma common shares outstanding used in calculating basic and diluted pro forma loss per common share(4)					28,283

See notes to unaudited pro forma condensed consolidated statement of operations.

NEXSTAR BROADCASTING GROUP, L.L.C.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2003 and 2002

(dollars in thousands)

(1)	Represents the unaudited consolidated statement of operations of Nexstar Broadcasting Group, L.L.C., our predecessor entity, for the nine months ended September 30, 2003 and 2002.

(2)	Represents the unaudited consolidated statement of operations of Quorum Broadcast Holdings, LLC, for the nine months ended September 30, 2003 and 2002.

(3)	The pro forma income tax benefit resulting from the pro forma adjustments is based on Nexstar Broadcasting Group, L.L.C.’s historical tax provision using historical amounts. For pro forma purposes, Nexstar has determined that it is more likely than not that any deferred tax assets arising from the pro forma adjustments will not be realized and, as a result, a full valuation allowance has been established.

(4)	Pro forma loss per common share has been calculated by dividing the pro forma loss before cumulative effect of change in accounting principle by the weighted average number of common shares outstanding.

NEXSTAR BROADCASTING GROUP, L.L.C.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2002

	Nexstar (1)	Quorum(3)	Pro Forma Adjustments		Unaudited Pro Forma
	(amounts in thousands, except per unit and per share data)
Net broadcast revenue	$123,137	$64,981	—		$188,118
Trade and barter revenue	10,702	7,457	—		18,159

Total net revenue	133,839	72,438	—		206,277

Operating expenses:
Direct Station operating expenses (exclusive of depreciation and amortization shown separately below)	35,147	18,224	—		53,371
Selling, general and administrative expenses (exclusive of depreciation and amortization shown separately below)	35,823	26,288	—		62,111
Amortization of broadcast rights	14,776	9,913	—		24,689
Depreciation and amortization	26,657	18,185	—		44,842

Total operating expense	112,403	72,610	—		185,013

Income (loss) from operations	21,436	(172)	—		21,264
Interest expense	(35,075)	(28,705)	—		(63,780)
Interest income	150	—	—		150
Other income (expense)	(2,356)	1,140	—		(1,216)

Loss before income taxes	(15,845)	(27,737)	—		(43,582)
Income tax benefit (expense)	363	(3,001)	—	(3)	(2,638)

Loss before cumulative effect of change in accounting principle	$(15,482)	$(30,738)	$—		$(46,220)

Basic and diluted loss per common unit:
Loss before cumulative effect of change in accounting principle	$(2.49)
Basic and diluted pro forma loss per common share(4):
Loss before cumulative effect of change in accounting principle					$(1.63)
Weighted-average number of common units outstanding used in calculating basic and diluted loss per common unit	6,216
Weighted-average number of pro forma common shares outstanding used in calculating basic and diluted pro forma loss per common share(4)					28,283

See notes to unaudited pro forma condensed consolidated statement of operations.

NEXSTAR BROADCASTING GROUP, L.L.C.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

	Nexstar(1)	Quorum(3)	Pro Forma Adjustments		Unaudited Pro Forma
	(amounts in thousands, except per unit and per share data)
Net broadcast revenue	$99,054	$58,746	$—		$157,800
Trade and barter revenue	11,675	7,244	—		18,919

Total net revenue	110,729	65,990	—		176,719

Operating expenses:
Direct Station operating expenses (exclusive of depreciation and amortization shown separately below)	31,332	15,545	—		46,877
Selling, general and administrative expenses (exclusive of depreciation and amortization shown separately below)	28,180	24,715	—		52,895
Amortization of broadcast rights	17,344	9,814	—		27,158
Depreciation and amortization	33,811	27,065	—		60,876

Total operating expense	110,667	77,139	—		187,806

Income (loss) from operations	62	(11,149)	—		(11,087)
Interest expense	(35,455)	(23,623)	—		(59,078)
Interest income	316	—	—		316
Other income (expense), net	(519)	(2,417)	—		(2,936)

Loss before income taxes	(35,596)	(37,189)	—		(72,785)
Income tax benefit (expense)	951	(1,562)	—	(3)	(611)

Loss before cumulative effect of change in accounting principle	$(34,645)	$(38,751)	$—		$(73,396)

Basic and diluted loss per common unit:
Loss before cumulative effect of change in accounting principle	$(6.82)
Basic and diluted pro forma loss per common share(4):
Loss before cumulative effect of change in accounting principle					$(2.60)
Weighted-average number of common units outstanding used in calculating basic and diluted loss per common unit	5,078
Weighted-average number of pro forma common shares outstanding used in calculating basic and diluted pro forma loss per common share(4)					28,283

See notes to unaudited pro forma condensed consolidated statement of operations.

NEXSTAR BROADCASTING GROUP, L.L.C.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2000

	Nexstar (1)	Quorum(3)	Pro Forma Adjustments		Unaudited Pro Forma
	(amounts in thousands, except per unit and per share data)
Net broadcast revenue	$107,085	$67,390	$—		$174,475
Trade and barter revenue	10,382	7,758	—		18,140

Total net revenue	117,467	75,148	—		192,615

Operating expenses:
Direct Station operating expenses (exclusive of depreciation and amortization shown separately below)	29,269	14,041	—		43,310
Selling, general and administrative expenses (exclusive of depreciation and amortization shown separately below)	28,790	25,425	—		54,215
Amortization of broadcast rights	16,905	10,803	—		27,708
Depreciation and amortization	23,933	26,742	—		50,675

Total operating expense	98,897	77,011	—		175,908

Income (loss) from operations	18,570	(1,863)	—		16,707
Interest expense	(20,170)	(27,199)	—		(47,369)
Interest income	309	—	—		309
Other income (expense), net	(259)	126	—		(133)

Loss before income taxes	(1,550)	(28,936)	—		(30,486)
Income tax benefit (expense)	(1,091)	(373)	—	(3)	(1,464)

Loss before cumulative effect of change in accounting principle	$(2,641)	$(29,309)	$—		$(31,950)

Basic and diluted loss per common unit:
Loss before cumulative effect of change in accounting principle	$(0.73)
Basic and diluted pro forma loss per common share(4):
Loss before cumulative effect of change in accounting principle					$(1.13)
Weighted-average number of common units outstanding used in calculating basic and diluted loss per common unit	3,605
Weighted-average number of pro forma common shares outstanding used in calculating basic and diluted pro forma loss per common share(4)					28,283

See notes to unaudited pro forma condensed consolidated statement of operations.

NEXSTAR BROADCASTING GROUP, L.L.C.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEARS ENDED DECEMBER 31, 2002, 2001 and 2000

(dollars in thousands)

(1)	Represents the audited consolidated statement of operations of Nexstar Broadcasting Group, L.L.C., our predecessor entity, for the years ended December 31, 2002, 2001 and 2000.

(2)	Represents the audited consolidated statement of operations of Quorum Broadcast Holdings, LLC, for the years ended December 31, 2002, 2001 and 2000.

(3)	The pro forma income tax benefit resulting from the pro forma adjustments is based on Nexstar Broadcasting Group, L.L.C.’s historical tax provision using historical amounts. For pro forma purposes, Nexstar has determined that it is more likely than not that any deferred tax assets arising from the pro forma adjustments will not be realized and, as a result, a full valuation allowance has been established.

(4)	Pro forma loss per common share has been calculated by dividing pro forma loss before cumulative effect of change in accounting principle by the weighted average number of common shares outstanding.